Note 3 - Intangible Assets and Impairment	12 Months Ended
Dec. 31, 2012
Intangible Assets Disclosure [Text Block]
Note 3:       Intangible Assets and Impairment

For impairment tests, the Company compares the carrying value of the reporting unit or asset tested to its estimated fair value. The estimated fair value is determined using a combination of the income approach and the market approach.  The income approach utilizes the estimated discounted cash flows expected to be generated by the assets.   The market approach employs comparable company information, and where available, recent transaction information for similar assets. The determination of fair value requires the use of significant judgment and estimates about assumptions that management believes are appropriate in the circumstances although it is reasonably possible that actual performance will differ from these assumptions. These assumptions include those relating to revenue growth, compensation levels, capital expenditures, discount rates and market trading multiples for broadcast assets.

The Company performs its annual impairment test of goodwill on the first day of the fourth quarter each year.  Additionally, it performs interim impairment tests whenever there are indicators of impairment during the year.  There were no goodwill impairment charges attributable to continuing operations for 2012, 2011, or 2010.

The Company performs its annual impairment test of indefinite-lived intangible assets (i.e., FCC licenses) on the first day of the fourth quarter each year. Additionally, it performs interim impairment tests whenever there are indicators of impairment during the year. As noted above, the Company early adopted ASU 2012-02 and applied the guidance when it conducted its annual impairment testing as of the first day of the fourth quarter. As a result, quantitative impairment testing for thirteen of the fifteen stations that have FCC license carrying values was not required. For the two stations that were tested for impairment, the estimated fair values of the FCC licenses exceeded their carrying values.

The Company has recorded pretax cumulative impairment losses related to goodwill approximating $724 million through December 31, 2012.  The following table shows the gross carrying amount and accumulated amortization for intangible assets as of December 31, 2012 and December 25, 2011:

	December 25, 2011		Change	December 31, 2012
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Amortization Expense	Gross Carrying Amount	Accumulated Amortization
Amortizing intangible assets (including network affiliation, advertiser and programming relationships)	$125,088	$95,895	$2,637	$125,088	$98,532

Indefinite-lived intangible assets:
Goodwill	247,149			247,149
FCC licenses	173,698			173,698
Total	$420,847			$420,847

Intangibles amortization expense is projected to be approximately $1.8 million in each of the years 2013 through 2017.  The weighted-average remaining useful life for intangible assets is 16 years.